77Q1(a)
1.  Articles of Amendment of American Century Mutual Funds, Inc., dated September 7, 2011 (filed electronically as Exhibit (a) (46) to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on September 29, 2011, File No. 2-14213 and incorporated herein by reference).

C:\Documents and Settings\e461716\Local Settings\Temporary Internet Files\OLK182\77Q1(a) Articles Amendment 9-2011 for 10-31-11.DOC